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                                                                    EXHIBIT 23.1
                          CONSENT OF ERNST & YOUNG LLP


     We consent to the reference to our firm under the caption 'Experts,' and to the use of our reports dated January 24, 1997 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-18499) and related Prospectus of Special Metals Corporation dated January 31, 1997.


                                                  /s/ Ernst & Young LLP


Buffalo, New York
January 31, 1997